Income taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income taxes
Income taxes

The components of the income tax provision are as follows:

Provision (benefit) for income taxes	Year ended Dec. 31,
(in millions)	2016	2015	2014
Current taxes:
Federal	$823	$551	$1,273
Foreign	327	306	337
State and local	153	109	155
Total current tax expense	1,303	966	1,765
Deferred tax expense (benefit):
Federal	(75)	114	(672)
Foreign	(14)	(1)	(98)
State and local	(37)	(66)	(83)
Total deferred tax expense (benefits)	(126)	47	(853)
Provision for income taxes	$1,177	$1,013	$912

The components of income before taxes are as follows:

Income before taxes	Year ended Dec. 31,
(in millions)	2016	2015	2014
Domestic	$3,147	$2,698	$2,456
Foreign	1,578	1,537	1,107
Income before taxes	$4,725	$4,235	$3,563

The components of our net deferred tax liability are as follows:

Net deferred tax liability	Dec. 31,
(in millions)	2016	2015
Depreciation and amortization	$2,694	$2,631
Lease financings	391	569
Pension obligation	184	155
Renewable energy investment	179	68
Equity investments	104	113
Employee benefits	(471)	(470)
Reserves not deducted for tax	(136)	(274)
Credit losses on loans	(100)	(102)
Securities valuation	(55)	156
Other assets	(101)	(109)
Other liabilities	162	42
Net deferred tax liability	$2,851	$2,779

As of Dec. 31, 2016, we have an available German net operating loss carryforward of $130 million with an indefinite life. Also, we have a U.S. foreign tax credit carryforward of approximately $37 million that will begin to expire in 2025. We believe it is more likely than not that we will fully realize our deferred tax assets.

As of Dec. 31, 2016, we had approximately $6.0 billion of earnings attributable to foreign subsidiaries that have been permanently reinvested abroad and for which no incremental U.S. income tax provision has been recorded. If these earnings were to be repatriated, the estimated U.S. tax liability as of Dec. 31, 2016 would be up to $1.2 billion. Management has no intention of repatriating these earnings to the U.S. in the foreseeable future.

The statutory federal income tax rate is reconciled to our effective income tax rate below:

Effective tax rate	Year ended Dec. 31,
	2016	2015	2014
Federal rate	35.0%	35.0%	35.0%
State and local income taxes, net of federal income tax benefit	1.6	0.6	1.3
Foreign operations	(5.6)	(6.6)	(3.0)
Tax credits	(2.2)	(1.4)	(0.8)
Tax-exempt income	(1.8)	(2.5)	(3.3)
Leverage lease adjustment	(0.9)	(1.3)	(1.1)
Carryback claim	—	—	(4.7)
Nondeductible litigation expense	—	—	2.1
Other – net	(1.2)	0.1	0.1
Effective tax rate	24.9%	23.9%	25.6%

Unrecognized tax positions
(in millions)	2016	2015	2014
Beginning balance at Jan. 1, – gross	$649	$669	$866
Prior period tax positions:
Increases	8	13	58
Decreases	(40)	(21)	(257)
Current period tax positions	16	14	19
Settlements	(477)	(26)	(17)
Statute expiration	(10)	—	—
Ending balance at Dec. 31, – gross	$146	$649	$669

Our total tax reserves as of Dec. 31, 2016 were $146 million compared with $649 million at Dec. 31, 2015. If these tax reserves were unnecessary, $146 million would affect the effective tax rate in future periods. We recognize accrued interest and penalties, if applicable, related to income taxes in income tax expense. Included in the balance sheet at Dec. 31, 2016 is accrued interest, where applicable, of $18 million. The additional tax expense related to interest for the year ended Dec. 31, 2016 was $2 million, compared with $2 million for the year ended Dec. 31, 2015.

It is reasonably possible the total reserve for uncertain tax positions could decrease within the next 12 months by approximately $13 million as a result of adjustments related to tax years that are still subject to examination.

Our federal income tax returns are closed to examination through 2013. Our New York State tax returns are closed to examination through 2012. Our New York City income tax returns are closed to examination through 2010. Our UK income tax returns are closed to examination through 2012.